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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           ________________________

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                         Date of Report:  May 24, 1995
                                          ------------
                       (Date of earliest event reported)



                            HELLER FINANCIAL, INC.
                            ----------------------
            (Exact name of registrant as specified in its charter)



                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)



                  1-6157                                  36-1208070
                  ------                                  ----------
         (Commission File Number)           (IRS Employer Identification Number)


 500 West Monroe Street, Chicago, Illinois                   60661
 -----------------------------------------                   -----
  (Address of principal executive offices)                (Zip Code)


                                (312) 441-7000
                                --------------
             (Registrant's telephone number, including area code)

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ITEM 5.    OTHER EVENTS
- -------    ------------

On May 15, 1995, Heller Financial, Inc. (the "Registrant") issued $150,000,000 aggregate principal amount of its 7% Notes due May 15, 2002 (the "Notes"), under its Registration Statement on Form S-3, File No. 33-58716 and pursuant to a Prospectus Supplement dated May 8, 1995.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
- -------  ---------------------------------

(c)  Exhibits

99   Heller Financial, Inc. -$150,000 000 7% Note Due May 15, 2002



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 24, 1995
       ------------



                              HELLER FINANCIAL, INC.



                              By:
                                     --------------------------
                                     Richard J. Almeida
                              Title: Executive Vice President and
                                     Chief Financial Officer

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                                 EXHIBIT INDEX



Exhibit                                                   Sequentially
Number                                                    Numbered Pages
- ------                                                    --------------

99        Heller Financial, Inc. -$150,000,000 7% Note    4 - 10
          due May 15, 2002


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